Putnam
Tax Exempt
Money Market
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000


REPORT FROM FUND MANAGEMENT

Brian S. Torpey

For most of the 12 months ended September 30, 2000, the tax-exempt money market sustained positive momentum. The economy remained strong, inflation was subdued, and interest rates trended upward. Among other U.S. financial markets, the equity market experienced growing volatility amid uneven corporate earnings reports, while the bond market generally declined in response to rising interest rates. Overall, the environment for money market funds was favorable and your fund's recent performance reflects this.

Total return for 12 months ended 9/30/00

     NAV
---------------------------------------------------
    3.38%
---------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* ECONOMIC STRENGTH BEGINS TO WANE; FED POLICY ON HOLD

The annual period began with the U.S. economic engine in full gear. Plentiful jobs, rising incomes, tame inflation, and stock market gains put consumers in a buying mood. Indeed, one key indicator of the economy's positive momentum has been home sales, which have remained strong over the past six months. In August, existing home sales rose 9.3%. This was the largest gain since June 1999, when this indicator reached 10.9%. It surprised many analysts, who had expected a rise closer to 4%.

As the third quarter progressed, clearer evidence of economic slowing began to emerge. A punishing string of corporate earnings warnings relentlessly pushed down stock prices, especially among the much-watched high-flying technology stocks. Rising oil prices also began to concern investors, analysts, and consumers. President Clinton took the unusual step of releasing oil from the nation's petroleum reserves to help reduce oil prices. (However, just after the period closed, the unemployment rate dipped to 3.9% -- its lowest in 30 years and a surprise to analysts who had been expecting a slight rise and further evidence of an economic slowdown.)

During the first five months of 2000, the Federal Reserve Board, concerned that the strong economy would bring about a rise in inflation, raised its federal funds rate (the interest rate charged by banks when they lend money to each other) by a full percentage point. By May, the tightening cycle appeared to be ending, and the Fed left rates alone for the rest of the period. Several reasons account for this shift. First, the Fed saw evidence that the economy was weakening -- which was the intended effect of its earlier interest-rate increase. Second, the euro has been extremely weak against the dollar, and if the Fed was to push rates high, the euro's weakness could be exacerbated. Third, oil prices are rising, another potential drag on the economy. Finally, with the presidential election approaching, the Fed may be reluctant to act for fear of appearing biased toward either candidate.

* GROWING DEMAND AND LOW SUPPLY KEEP TAX-EXEMPT MARKET STRONG

Yields on tax-exempt money market securities remained attractive over the period, especially relative to yields on longer-term tax-exempt bonds. Although the municipal market has not experienced the inverted yield curve of the Treasury market (where yields on short-term securities rose above those on longer-term issues), its yield curve has remained relatively flat. Since intermediate-term and longer-term bonds are not offering significantly higher yields than short-term securities, investors see less potential reward in assuming the greater interest-rate risks associated with these longer issues.

Partly as a result of their yield advantage, tax-exempt money market securities have been in high demand over the period. In fact, tax-exempt money market assets grew by 13.7% over the 12 months ended September 30, 2000. Demand has been particularly strong in states that have a high proportion of wealthy individuals. In addition to investing in tax-exempt mutual funds like this one, these investors also are purchasing money market securities on their own. Besides higher yields, investors also appreciate the attractive relative stability of tax-exempt money market issues.

With the economy continuing to generate strong tax revenues for many municipalities, the supply of tax-exempt money market securities has been lighter than in previous years. Some states did not even issue tax-exempt notes at all. This supply shortfall, combined with increased demand, has reduced buying opportunities for your fund.

* FUND MAINTAINS QUALITY FOCUS

Superior quality and capital preservation remain the hallmarks of your fund's portfolio strategy, and we continue to invest in a wide spectrum of traditional tax-exempt money market securities. Although the low supply of tax-exempt securities has increased the challenge of finding the higher-grade notes we target, we have not compromised our quality standards. In the current portfolio, all holdings are insured, backed by letters of credit, or carry the highest available rating from at least one major rating agency.

Because higher quality securities carry a lower level of risk, they typically offer slightly lower yields. Consequently, to keep the fund's yield competitive, we try to keep the fund's dollar-weighted average maturity (DWAM) at or slightly above the market average. This typically means a focus on longer-term money market securities, which generally offer slightly higher yields. The fund's actual DWAM has fluctuated around the market average for most of the past year, as lack of supply has limited our buying opportunities. Supply generally improves in the 2nd and 4th quarter of each calendar year. So, over the near term, we will be looking to lengthen maturities as overall demand wanes, yields become more attractive, and we work to avoid a difficult reinvestment period in the first quarter of 2001.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE COMPARISONS (9/30/00)

                                                     Current       After-tax
                                                     return*        return
----------------------------------------------------------------------------
Passbook savings account                              2.96%         1.79%
----------------------------------------------------------------------------
Taxable money market fund 7-day yield                 6.00          3.62
----------------------------------------------------------------------------
3-month certificate of deposit                        4.55          2.75
----------------------------------------------------------------------------
Putnam Tax Exempt Money Market Fund (7-day yield)     3.97          3.97
----------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 39.6% maximum federal income tax rate.

*Sources: Fleet National Bank (passbook savings), Bank Rate Monitor (3-month
 CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax, consistent with capital preservation, stable principal, and liquidity.



TOTAL RETURN FOR PERIODS ENDED 9/30/00

                                                Lipper Tax       Consumer
                                 Fund shares   Exempt Money       price
                                   at NAV      Market Average     index
------------------------------------------------------------------------------
1 year                              3.38%          3.33%          3.46%
------------------------------------------------------------------------------
5 years                            16.02          16.11          13.32
Annual average                      3.02           3.03           2.53
------------------------------------------------------------------------------
10 years                           34.08          34.53          30.82
Annual average                      2.98           3.01           2.72
------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/87)      3.52           3.53           3.22
------------------------------------------------------------------------------
Current return
(end of period)                                            Fund shares at NAV
------------------------------------------------------------------------------
Current 7-day yield1                                              3.97%
------------------------------------------------------------------------------
Taxable
equivalent2                                                       6.57
------------------------------------------------------------------------------
Current 30-day yield1                                             3.68
------------------------------------------------------------------------------
Taxable
equivalent2                                                       6.09
------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes 39.6% maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

-------------------------------------------------------------------------------
Distributions
(number)                                       12
-------------------------------------------------------------------------------
Income                                     $0.033256
-------------------------------------------------------------------------------
  Total                                    $0.033256
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.


COMPARATIVE BENCHMARKS

Lipper Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Analytical
Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended September 30, 2000

To the Trustees and Shareholders
of Putnam Tax Exempt Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2000 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 3, 2000



THE FUND'S PORTFOLIO
September 30, 2000

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation
PSFG                -- Permanent School Fund Guaranteed
SPA                 -- Stand-by Put Agreement
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.1%)
-------------------------------------------------------------------------------------------------------------------
     $    1,035,000 Jefferson Cnty., Board of Ed. Warrants,
                    Ser. A, FSA, 4 1/2s, 2/15/01                                          AAA         $   1,035,874

Alaska (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,270,000 AK State COP (AK Courthouse),
                    AMBAC, 5s, 1/1/01                                                     AAA             1,271,948

Delaware (0.5%)
-------------------------------------------------------------------------------------------------------------------
            465,000 Delaware Trans. Auth. Syst. Rev. Bonds,
                    6s, 7/1/14 (PRE)                                                      AAA               470,424

Florida (12.5%)
-------------------------------------------------------------------------------------------------------------------
          1,935,000 Broward Cnty. COP, Ser. A, MBIA, 4.95s, 6/1/01                        AAA             1,942,731
          4,000,000 FL Hsg. Fin. Agcy. VRDN (Multifam. Hsg-Kings D),
                    5.5s, 8/1/06 (Credit Suisse (LOC))                                    VMIGI           4,000,000
          1,000,000 FL State Board of Ed. G.O. Bonds (Pub. Ed.),
                    Ser. A, 6 3/4s, 6/1/21 (PRE)                                          Aaa             1,022,999
            245,000 Kissimmee, Wtr. & Swr. Rev. Bonds, AMBAC,
                    5.1s, 10/1/00                                                         AAA               245,004
          4,100,000 Orange Cnty., Hsg. Fin. Auth. VRDN
                    (Sundown Assoc. II), Ser. B, 4.44s, 6/1/04
                    (Northern Trust Co. (LOC))                                            A-1+            4,100,000
            500,000 Seminole Cnty., Local Option Gas Tax Rev. Bonds,
                    FGIC, 4 3/4s, 10/1/00                                                 Aaa               500,012
                                                                                                      -------------
                                                                                                         11,810,746

Georgia (18.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Burke Cnty., Poll. Control Dev. Auth. Rev. Bonds
                    (GA Pwr. Co.), Ser. 6, AMBAC, 4 3/8s, 11/1/00                         Aaa             1,000,387
          3,700,000 Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                    (Holcombs Landing Apts), 5.9s, 8/1/26
                    (First Union National Bank (LOC))                                     A-1             3,700,000
          4,000,000 Fulton Cnty., Hsg. Auth. VRDN (Spring Creek
                    Crossing), 5.55s, 10/1/24 (Wachovia Bank
                    of Georgia (LOC))                                                     A-1+            4,000,000
          1,000,000 GA Muni. Elec. Auth. Rev. Bonds, Ser. U,
                    7 1/8s, 1/1/19 (PRE)                                                  Aaa             1,026,514
          3,000,000 GA State G.O. Bonds, Ser. B, 5.6s, 3/1/01                             Aaa             3,016,737
          4,400,000 Marietta, Hsg. Auth. Multi-Fam. VRDN
                    (Wood Pointe Apts.), 5.8s, 10/1/07
                    (First Union National Bank (LOC))                                     A-1             4,400,000
                                                                                                      -------------
                                                                                                         17,143,638

Illinois (5.4%)
-------------------------------------------------------------------------------------------------------------------
          3,290,000 IL Dev. Fin. Auth. Indl. Dev. VRDN (Cook
                    Composites & Polymers), 5.92s, 2/1/09
                    (Societe Generale (LOC))                                              A-1             3,290,000
          1,825,000 IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
                    FGIC, 4.7s, 1/1/01                                                    AAA             1,827,027
                                                                                                      -------------
                                                                                                          5,117,027

Kentucky (3.3%)
-------------------------------------------------------------------------------------------------------------------
            600,000 KY State Property & Bldg. Comm. Rev. Bond
                    (Project No 52), 6 1/2s, 8/1/11 (PRE)                                 AAA               621,774
          2,495,000 Mayfield, KY Multi-City Lease VRDN, 5.6s, 7/1/26
                    (PNC Bank (LOC))                                                      VMIGI           2,495,000
                                                                                                      -------------
                                                                                                          3,116,774

Maryland (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Washington Cnty., Econ. Dev. Rev. Bonds
                    (St. James School), 4 3/8s, 11/1/29
                    (PNC Bank (LOC)) (PRE)                                                VMIGI           2,002,531

Massachusetts (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 MA State G.O. Bonds, Ser. C, 7s, 12/1/10 (PRE)                        Aaa               502,449
            225,000 MA State Hlth. & Edl. Facs. Auth. Rev. Bonds,
                    MBIA, 6.85s, 10/1/00                                                  Aaa               225,025
                                                                                                      -------------
                                                                                                            727,474

Minnesota (4.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Golden Valley, Indl. Dev. VRDN (Graco Inc.),
                    5.7s, 12/1/02 (U.S. Bank N.A. (LOC))                                  VMIGI           2,000,000
          2,000,000 Rosemount, MN Indpt. School Dist. G.O. Bonds,
                    Ser. C, FGIC, 5.3s, 2/1/01                                            Aaa             2,007,249
                                                                                                      -------------
                                                                                                          4,007,249

New Jersey (5.3%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Econ. Dev. Auth. VRDN
          2,500,000 (Eastman), 5.62s, 3/28/10 (Credit Suisse
                    First Boston (LOC))                                                   A-1+            2,500,000
          2,500,000 (Webro), 5.62s, 1/15/10 (Credit Suisse
                    First Boston (LOC))                                                   A-1+            2,500,000
                                                                                                      -------------
                                                                                                          5,000,000

Ohio (0.4%)
-------------------------------------------------------------------------------------------------------------------
            400,000 OH State Bldg. Auth. Rev. Bonds (State Juvenile
                    Correctional Facs.), Ser. A, AMBAC, 5.6s, 10/1/00                     Aaa               400,015

Oklahoma (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Claremore Indl. & Redev. Auth. Rev. Bonds VRDN
                    (Worthington Cylinder), 5 3/4s, 1/1/11
                    (Bank of America (LOC))                                               Aa1             2,000,000

Pennsylvania (14.2%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Dauphin Cnty., Gen. Auth. Rev. Bonds VRDN
                    (School Dist. Pooled Fin. Project II), AMBAC,
                    5.7s, 9/1/32 (Bank of Nova Scotia (SPA))                              VMIGI           4,400,000
          4,600,000 Montgomery Cnty., Higher Ed. & Hlth. Auth. VRDN
                    (Philadelphia Presbytery), 5 1/2s, 7/1/25
                    (PNC Bank (LOC))                                                      VMIGI           4,600,000
          4,500,000 New Garden, PA Gen. Auth. Rev. Bonds VRDN
                    (Pooled Fin. Project I), AMBAC, 5.7s, 11/1/29
                    (Bank of Nova Scotia (SPA))                                           VMIGI           4,500,000
                                                                                                      -------------
                                                                                                         13,500,000

South Carolina (3.0%)
-------------------------------------------------------------------------------------------------------------------
          2,800,000 SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 1/1/01                                                 AAA             2,813,662

South Dakota (2.8%)
-------------------------------------------------------------------------------------------------------------------
          2,635,000 Rapid City Econ. Dev. VRDN (Civic Ctr. Assoc.
                    Partnership), 5.82s, 12/1/16 (Bayerische
                    Vereinsbank (LOC))                                                    P-1             2,635,000

Tennessee (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 TN State G.O. Bonds, 5 1/4s, 5/1/01                                   Aa1             2,007,652

Texas (14.2%)
-------------------------------------------------------------------------------------------------------------------
            900,000 Beaumont Ind. Sch. Dist. G.O. Bonds, 6.6s, 2/15/01                    AAA               907,237
          3,500,000 Bowie Ctny., Ind. Dev. Corp. Rev. Bonds, PSFG,
                    VRDN (Texarkana Newspapers, Inc.), 5.6s,
                    11/1/25 (Bank of NY (LOC))                                            A-1+            3,500,000
            500,000 Dallas G.O. Bonds, 5.9s, 2/15/01                                      Aaa               502,004
          1,000,000 Goose Creek Consolidated Ind. School Dist. G.O.
                    Bonds, PSFG, 8s, 2/15/01                                              Aaa             1,013,228
          1,900,000 Humble G.O. Bonds, MBIA, 6s, 3/1/01                                   AAA             1,908,369
          1,075,000 Round Rock, Ind. School Dist., G.O. Bonds, Ser. B,
                    PSFG, 7s, 8/1/01                                                      Aaa             1,097,619
            650,000 TX State G.O. Bonds, Ser. A, 5 3/8s, 10/1/00                          Aa1               650,027
          3,800,000 TX State Tax & Rev. notes, 5 1/4s, 8/31/01                            MIGI            3,832,435
                                                                                                      -------------
                                                                                                         13,410,919

Washington (4.3%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 Port Vancouver, Rev. Bonds VRDN (United Grain
                    Corp), 4.3s, 12/1/09 (Bank of America (LOC))                          A-1+            3,600,000
            500,000 Tacoma Sewer Rev. Bonds, Ser. B,
                    FGIC, 5.2s, 12/1/00                                                   Aaa               500,746
                                                                                                      -------------
                                                                                                          4,100,746

West Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
            435,000 West Virginia Wtr. Dev. Rev. Bonds (LN Prong II),
                    Ser. A, 7.7s, 11/1/29 (PRE)                                           Aaa               445,042
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $93,016,721) (b)                                          $  93,016,721
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $94,710,400.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation
      "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation
      "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates shown at September 30, 2000, which are subject to change based on the terms of the security.

      The fund had the following insurance concentration greater than 10% at September 30, 2000 (as a percentage of net assets):

          AMBAC         15.5%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $93,016,721
-------------------------------------------------------------------------------------------
Cash                                                                                240,986
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      693,944
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,006,915
-------------------------------------------------------------------------------------------
Total assets                                                                     94,958,566

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                37,150
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           68,158
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        105,014
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           17,620
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         6,759
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            820
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               12,645
-------------------------------------------------------------------------------------------
Total liabilities                                                                   248,166
-------------------------------------------------------------------------------------------
Net assets                                                                      $94,710,400

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $94,710,400
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per
share ($94,710,400 divided by 94,710,400 shares)                                      $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Tax exempt interest income:                                                      $3,716,585
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    422,118
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      158,226
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,590
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,074
-------------------------------------------------------------------------------------------
Registration fees                                                                    31,053
-------------------------------------------------------------------------------------------
Other                                                                                62,848
-------------------------------------------------------------------------------------------
Total expenses                                                                      684,909
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (95,278)
-------------------------------------------------------------------------------------------
Net expenses                                                                        589,631
-------------------------------------------------------------------------------------------
Net investment income                                                             3,126,954
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,126,954
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $3,126,954       $2,032,243
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    3,126,954        2,032,243
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (3,126,954)      (2,032,243)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           14,002,410       (1,340,657)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                14,002,410       (1,340,657)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    80,707,990       82,048,647
--------------------------------------------------------------------------------------------------
End of period                                                         $94,710,400      $80,707,990
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
New asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                  .0333        .0254        .0299        .0304        .0298
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0333        .0254        .0299        .0304        .0298
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0333)      (.0254)      (.0299)      (.0304)      (.0298)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.38         2.57         3.03         3.09         3.02
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $94,710      $80,708      $82,049     $105,442     $100,814
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73          .73          .75          .80          .90
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.33         2.57         3.12         3.02         2.86
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

E) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.190% of the next $5 billion, and 0.180% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 2000, fund expenses were reduced by $95,278 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $293 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, Inc. at an annual rate of up to 0.35% of the fund's average net assets. Currently, the Trustees have authorized no payments to be made under the plan.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management, Inc., received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $231,537,664 and $217,188,401, respectively.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                                    Year ended September 30
---------------------------------------------------------------------------
                                                  2000                1999
---------------------------------------------------------------------------
Shares sold                                159,030,670         116,573,885
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,931,200           1,903,471
---------------------------------------------------------------------------
                                           161,961,870         118,477,356

Shares
repurchased                               (147,959,460)       (119,818,013)
---------------------------------------------------------------------------
Net increase
(decrease)                                  14,002,410          (1,340,657)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Brian S. Torpey
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN057-65464  062  11/00